UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2005
                                                 (February 2, 2005)
                                                 ------------------

                                  GenTek Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       001-14789               02-0505547
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


  90 East Halsey Road, Parsippany, NJ                              07054
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (973) 515-3221
                                                    --------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

           On February 2, 2005, the Company issued a press release announcing that it is pursuing a plan to optimize the capital structure of the Company and, in so doing, pay a special one-time cash dividend to its shareholders. The Company is seeking to raise secured financing consisting of approximately $335 million in term loans and a $60 million undrawn revolving credit facility, and anticipates paying a special one-time dividend to shareholders of approximately $320 million. A copy of the press release is attached hereto as Exhibit 99.1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits

                99.1       Press release, dated February 2, 2005, of GenTek Inc.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GENTEK INC.
                                              ----------------------------------
                                              (Registrant)


Date: February 3, 2005                        By: /s/ Matthew M. Walsh
                                                  ------------------------------
                                                  Name:  Matthew M. Walsh
                                                  Title: Vice President and
                                                         Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.      Document
-----------      --------

   99.1          Press release, dated February 2, 2005, of GenTek Inc.